Exhibit 25.2

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|
                                 ___________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)
                                 ____________

         EACH DAIMLERCHRYSLER AUTO TRUST _____ - __ THAT ISSUES NOTES
            UNDER THE RELATED PROSPECTUS AND PROSPECTUS SUPPLEMENT
              (Exact name of obligor as specified in its charter)

Delaware                                                    Applied for
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o Chase Manhattan Bank Delaware, as Owner Trustee
1201 Market Street
Wilmington, Delaware
Or such other address specified in the applicable
   Prospectus Supplement                                      19801
(Address of principal executive offices)                    (Zip code)
                                 _____________

                            Asset Backed Securities
                      (Title of the indenture securities)

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1.       General information. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

_________________________________________________________________________________________________________

          Name                                                       Address
_________________________________________________________________________________________________________

         Superintendent of Banks of the State of                     2 Rector Street, New York,
         New York                                                    N.Y. 10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York                            33 Liberty Plaza, New York,
                                                                     N.Y. 10045

         Federal Deposit Insurance Corporation                       Washington, D.C. 20429

         New York Clearing House Association                         New York, New York  10005

         (b)    Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of April, 2001.

                                     THE BANK OF NEW YORK


                                     By:     /s/  MING SHIANG
                                        -------------------------------------
                                        Name:  MING SHIANG
                                        Title:  VICE PRESIDENT

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                            In Thousands
   Cash and balances due from depository
    institutions:
    Noninterest-bearing balances and currency
     and coin..........................................             $3,083,720
    Interest-bearing balances..........................              4,949,333

Securities:
   Held-to-maturity securities.........................                740,315
   Available-for-sale securities.......................              5,328,981
Federal funds sold and Securities purchased
   under agreements to resell..........................              5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income.................................36,590,456
   LESS: Allowance for loan and
     lease losses..............................598,536
   LESS: Allocated transfer risk
     reserve....................................12,575
   Loans and leases, net of unearned income,
     allowance, and reserve............................             35,979,345
Trading Assets.........................................             11,912,448
Premises and fixed assets (including capitalized
   leases).............................................                763,241
Other real estate owned................................                  2,925
Investments in unconsolidated subsidiaries and
   associated companies................................                183,836
Customers' liability to this bank on acceptances
   outstanding.........................................                424,303
Intangible assets......................................              1,378,477
Other assets...........................................              3,823,797
                                                                  -------------
Total assets...........................................            $74,266,429
                                                                  =============

LIABILITIES
Deposits:
   In domestic offices.................................            $28,328,548
   Noninterest-bearing.......................12,637,384
   Interest-bearing..........................15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................             27,920,690
   Noninterest-bearing..........................470,130
   Interest-bearing..........................27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase............................              1,437,916
Demand notes issued to the U.S.Treasury................                100,000
Trading liabilities....................................              2,049,818
Other borrowed money:
   With remaining maturity of one year or less.........              1,279,125
   With remaining maturity of more than one year
     through three years...............................                      0
   With remaining maturity of more than three years....                 31,080
Bank's liability on acceptances executed and
   outstanding.........................................                427,110
Subordinated notes and debentures......................              1,646,000
Other liabilities......................................              4,604,478
                                                                   ------------
Total liabilities......................................             67,824,765
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EQUITY CAPITAL
Common stock...........................................              1,135,285
Surplus................................................              1,008,775
Undivided profits and capital reserves.................              4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                 27,768
Accumulated net gains (losses) on cash flow hedges                           0
Cumulative foreign currency translation adjustments....            (   38,656)
                                                                  -------------
Total equity capital...................................              6,441,664
                                                                  -------------
Total liabilities and equity capital...................            $74,266,429
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                  Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Alan R. Griffith                   Directors
Gerald L. Hassell